Exhibit 10.4
FIRST AMENDMENT TO LAND LEASE AND EASEMENT AGREEMENT
This First Amendment to Land Lease and Easement Agreement (this “Amendment”) is entered into as of December 30, 2005 by and between Hynix Semiconductor, Inc. (“Lessor”) and MagnaChip Semiconductor Ltd. (“Lessee”) (each a “Party”, and collectively the “Parties”).
WHEREAS, the Parties are parties to that certain Land Lease and Easement Agreement dated as of October 6, 2004 (the “Agreement”), and wish to amend the Agreement as set forth below.
NOW, THEREFORE, the Parties agree as follows:
1.	Section 4.2 is hereby amended and restated in its entirety as follows:

“Lessor shall provide an invoice (the “Invoice”) to Lessee by the last day of each calendar month which shall include the amount of Rent, Other Costs and the corresponding VAT amount payable by Lessee for such month.”

2.	Section 4.3 is hereby amended and restated in its entirety as follows:

“Lessee shall pay in aggregate the Rent, Other Costs and the corresponding VAT amount stated on each Invoice to the Lessor’s designated account, or as otherwise designated by Lessor, by means of wire transfer in immediately available funds by the 25th day of the next calendar month following the date of the Invoice (the “Due Date”).”

3.	Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

4.	Wherever necessary, all terms of the Agreement are hereby amended to be consistent with the terms of this Amendment. Except as set forth herein, the Agreement remains in full force and effect according to its terms.

5.	This Amendment shall become effective from the 6th of October, 2004.

6.	This Amendment shall be governed by, and shall be construed in accordance with, the laws of Korea.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Amendment as of the date first set forth above.

MagnaChip Semiconductor, Ltd.

By:	/s/ Youm Huh
Name:	Youm Huh
Title:	President & Chief Executive Officer

Hynix Semiconductor, Inc.

By:	/s/ [ILLEGIBLE]
Name:
Title:

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